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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT


                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934



                Date of Report (Date of earliest event reported):
                                  June 4, 2003


                                 CSX CORPORATION
             (exact name of registrant as specified in its charter)

            Virginia                        1-8022                 62-1051971
(State or other jurisdiction of      (Commission File No.)       (IRS Employer
 incorporation or organization)                              Identification No.)

           500 Water Street, 15th Floor, Jacksonville, Florida 32202
                    (Address of principal executive offices)

        Registrant's telephone number, including area code (904) 359-3200


                                    No Change
         (Former name or former address, if changed since last report.)




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Item 5.        Other Events and Required FD Disclosure.

On Wednesday, June 4, 2003, the Registrant issued a Joint Press Release, attached hereto as an exhibit, announcing that CSX Corporation (CSX), Norfolk Southern Corporation (NS) and Consolidated Rail Corporation (Conrail) have made a joint filing of a petition with the Surface Transportation Board to establish direct ownership and control by CSX Transportation, Inc. and Norfolk Southern Railway Company, the railroad subsidiaries of CSX and NS, respectively, of two Conrail subsidiaries - New York Central Lines LLC and Pennsylvania Lines LLC.

Item 7.        Financial Statements, Pro Forma Financial Information and
               Exhibits.

               Exhibit No.   Exhibit Description

               99.1          Joint Press Release, dated Wednesday, June 4, 2003.






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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       CSX CORPORATION
                                                  (Registrant)

                                       /s/  CAROLYN T. SIZEMORE
                                       Carolyn T. Sizemore
                                       Vice President and Controller (Principal
                                       Accounting Officer)

Date:  June 4, 2003

                                  EXHIBIT INDEX

Exhibit
Number
System
                                          Description
99.1                   Joint Press Release, dated Wednesday, June 4, 2003.





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